CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Peter  P.   Capaccio,   President  of  Harris   Insight   Funds  Trust  (the
"Registrant"), certify that:

     1. The attached report on Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the report.


Date:    8-29-03                           /S/PETER P. CAPACCIO
     ----------------------          -----------------------------------------
                                           Peter P. Capaccio, President
                                           (principal executive officer)






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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Thomas J. Ryan, Principal Financial and Accounting Officer of Harris Insight Funds Trust (the "Registrant"), certify that:

     1. The attached report on Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the report.


Date:    8-29-03                         /S/THOMAS J. RYAN
     ---------------------------         ---------------------------------------
                                         Thomas J. Ryan, Principal Financial and
                                         Accounting Officer
                                         (principal financial officer)